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                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint Edward T. Haslam and Marcia E. Heister, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Registration Statement on Form S-4 (File No. 333-84800) relating to the sale of common stock of Concord EFS, Inc. and any and all amendments or supplements (including, without limitation, post-effective amendments) thereto, and to file the same, together with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys, or his substitute, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this instrument this 10th day of April, 2002.

       /s/ Dan M. Palmer                           /s/ Edward A. Labry III
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Dan M. Palmer                              Edward A. Labry III

   /s/ Douglas C. Altenbern                       /s/ Richard Buchignani
------------------------------             -------------------------------------
Douglas C. Altenbern                       Richard Buchignani

     /s/ Ronald V. Congemi                        /s/ Richard M. Harter
------------------------------             -------------------------------------
Ronald V. Congemi                          Richard M. Harter

    /s/ Richard P. Kiphart                         /s/ Jerry D. Mooney
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Richard P. Kiphart                         Jerry D. Mooney

   /s/ Paul L. Whittington
------------------------------
Paul L. Whittington